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                                                                   Exhibit 23(a)

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 27, 2001 relating to the financial statements and financial statement schedule, which appears in Pegasus Satellite Communications, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.






PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
June 14, 2001